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                                                               EXHIBIT 10


                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this initial Registration Statement for the Fulcrum Separate Account of First Allmerica Financial Life Insurance Company on Form N-4 of our report dated February 5, 1996, relating to the consolidated financial statements of First Allmerica Financial Life Insurance Company which appears in such Statement of Additional Information. We also consent to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
November 26, 1996